Deloitte &
 Touche LLP
-----------             --------------------------------------------------------
                        Two World Financial Center     Telephone: (212) 436-2000
                        New York, New York 10281-1414  Facsimile: (212) 436-5000

November 13, 1997

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Danskin, Inc. November 10, 1997.

Yours truly,

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP